SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 24, 2003

                        MCKENZIE BAY INTERNATIONAL, LTD.
                          (EXACT NAME OF REGISTRANT AS
                           SPECIFIED IN ITS CHARTER)

                      DELAWARE                               000-49690
   (STATE OR OTHER JURISDICTION OF INCORPORATION)    (COMMISSION FILE NUMBER)

                                   51-0386871
                                 (IRS EMPLOYER
                              IDENTIFICATION NO.)

                                 975 SPAULDING
                             GRAND RAPIDS, MICHIGAN
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                     49546
                                   (ZIP CODE)
                         REGISTRANT'S TELEPHONE NUMBER,
                      INCLUDING AREA CODE:  (616) 940-3800


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Item 5.   Other Events.

    McKenzie Bay International, Ltd. (the "Company") issued a press release, dated November 24, 2003 entitled-"WindStor system sales agent engaged by McKenzie Bay".

A copy of the press releases are attached to this Form 8-K as Exhibit 99.01

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)     Exhibits:

                  99.01-  Press release dated November 24, 2003.

SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


MCKENZIE BAY INTERNATIONAL, LTD.


Date: November 24, 2003

By: /s/ Gregory N. Bakeman
---------------------------
      Gregory N. Bakeman
      Chief Financial Officer,
      Treasurer and Director